UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 6, 2022
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Recommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ22	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Johnson & Johnson (the “Company”) on August 19, 2021, effective as of January 3, 2022, Joaquin Duato, previously Vice Chairman of the Company’s Executive Committee, assumed the role of Chief Executive Officer (“CEO”) of the Company and has been appointed as a member of the Company’s Board of Directors (the “Board”). Alex Gorsky, previously Chairman and CEO of the Company, transitioned to Executive Chairman of the Company, also effective January 3, 2022.

On January 4, 2022, the Board approved compensation changes for Mr. Duato and Mr. Gorsky in conjunction with their respective role changes. Upon his assumption of the CEO role, Mr. Duato’s annual compensation opportunities increased as follows: his annual base salary is $1,500,000, his annual incentive target is 175% of base salary ($2,625,000), and his long-term incentive target is 820% of base salary ($12,300,000). Actual annual incentive and long-term incentive awards will be based on achievement of the applicable business and individual performance objectives and subject to approval by the independent members of the Board. As an employee of the Company, Mr. Duato will receive no additional compensation for his service as a member of the Board.

In connection with his transition to Executive Chairman of the Company, Mr. Gorsky’s annual compensation opportunities were adjusted as follows: his annual base salary was decreased to $1,400,000, and his annual incentive target for 2022 was decreased to 150% of base salary ($2,100,000). Actual payout of annual incentive compensation will be based on achievement of the applicable business and individual performance objectives and subject to approval by the independent members of the Board. In conjunction with the Company’s long-standing practice, Mr. Gorsky will receive a long-term incentive award in February 2022 based on his performance as Chairman and CEO in 2021. He will not be eligible to receive future long-term incentive awards for his service in his capacity as Executive Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	January 6, 2022	By:	/s/ Matthew Orlando
Matthew Orlando Corporate Secretary